UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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◻ Soliciting Material Pursuant to § 240.14a-12

TWO ROADS SHARED TRUST

(Name of Registrant as Specified In Its Charter)

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West Shore Real Return Fund

A Series of Two Roads Shared Trust

17605 Wright Street, Suite 2

Omaha, NE 68130

August 24, 2016

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of West Shore Real Return Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on October 3, 2016 at 3:00, Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposal (the “Proposal”):

•	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Satuit Capital Management, LLC (“SCM” or the “Adviser”).

This Proxy Statement contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Trustees has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposal.

The enclosed Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposal or need assistance in completing your proxy card, please contact us, toll-free at 1-800-949-2583.

Thank you for your time in considering this important Proposal and for your continuing investment and support of West Shore Real Return Fund.

Sincerely,

Mark D. Gersten

Chairman, Board of Trustees

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting West Shore Real Return Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), that require a shareholder vote.

Q. Why am I receiving this proxy statement?

A.	At an in-person meeting held on June 27, 2016, the Board of Trustees (the “Board”) of the Trust voted to appoint Satuit Capital Management, LLC (“SCM” or the “Adviser”) to replace West Shore Group, LLC (“West Shore”) as the Fund’s investment adviser. West Shore, the Fund’s then current investment adviser, had advised the Board that it was electing not to renew the investment advisory agreement in place between West Shore and the Trust, with respect to the Fund (the “Previous Advisory Agreement”).
In connection with the appointment of SCM, the Board approved a new investment advisory agreement between the Trust and SCM on substantially the same terms as the Previous Advisory Agreement (the “New Advisory Agreement”) for the Fund, subject to approval by the Fund’s shareholders.
Pending shareholder approval of the New Advisory Agreement, the Board also approved at the June meeting, an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and SCM pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), to take effect upon the expiration of the Previous Advisory Agreement. The Previous Advisory Agreement with West Shore expired on June 30, 2016, and the Interim Advisory Agreement with SCM became effective on July 1, 2016. The Interim Advisory Agreement between the Trust and SCM is effective for up to 150 days from its effective date. The Interim Advisory Agreement would terminate upon approval of the New Advisory Agreement by shareholders.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement.

Q. Why is the New Advisory Agreement being voted on?

A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, the Fund’s shareholders must approve the New Advisory Agreement in order for SCM to continue to serve as adviser to the Fund after the 150-day period of the Interim Advisory Agreement (which does not require shareholder approval). The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement.
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Q. Who is SCM?

A.	SCM was established in 2000 and is a privately held limited liability company that is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”). As of April 30, 2016, SCM had approximately $42.1 million in assets under management. SCM also serves as the investment adviser to Satuit Capital U.S. Emerging Companies Fund, a series of Satuit Capital Management Trust, an SEC-registered open-end management investment company. SCM is owned and controlled by Robert J. Sullivan, its founder, CEO, Chairman and Chief Investment Officer. Mr. Sullivan has more than 30 years of investment experience. It is expected that the Fund will benefit from the knowledge and experience of Mr. Sullivan and SCM.
Q.	Who will serve as the portfolio manager(s) of the Fund?
A.	Robert Sullivan, Chief Investment Officer of SCM, and Michael Shamosh, one of the Fund’s portfolio managers under the Previous Advisory Agreement, currently serve as co-portfolio managers of the Fund under the Interim Advisory Agreement and would continue to serve as co-portfolio managers under the New Advisory Agreement.

With over 30 years of investment experience, Mr. Sullivan is the founder, CEO, Chairman, Chief Investment Officer and controlling owner of SCM. Prior to founding SCM, Mr. Sullivan was employed by Cadence Capital Management as a Senior Equity Analyst. Mr. Sullivan also held positions at Fidelity Capital Markets and Bridge Information Systems. He began his investment career in 1981 as an analyst for a venture capital firm.

Mr. Shamosh was previously a portfolio manager with West Shore, the Fund’s investment adviser from 2013 until the expiration of the Previous Advisory Agreement on June 30, 2016. Mr. Shamosh is the founder and President of Compound Strategies, an investment firm he founded in 2006. From 2002 until 2012, he served as Chief Strategist at Tucker Anthony (now Royal Bank of Canada), where he developed the theoretical basis for his compounding approach to investing.

Q. How will the New Advisory Agreement affect the Fund?

A.	The Fund’s investment objective and policies will not change as a result of the New Advisory Agreement. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of the Fund’s investment adviser from West Shore to SCM. The New Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure, as the Previous Advisory Agreement with West Shore, and is discussed in more detail in the enclosed Proxy Statement.
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Q.	Will the investment advisory fee rates be the same upon approval of the New Advisory Agreement?
A.	Yes. The investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as under the Previous Advisory Agreement.
Q.	What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?
A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new adviser agrees to provide services on substantially the same terms as the prior adviser under the prior advisory agreement. A new adviser may act on such an interim basis for a period of up to 150 days.

At a meeting held on June 27, 2016, the Board unanimously voted to approve the Interim Advisory Agreement. The terms of the Interim Advisory Agreement are substantially the same as those of the Previous Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement took effect on July 1, 2016 (the “Effective Date”).

Under the Interim Advisory Agreement, SCM is currently serving as the investment adviser to the Fund. Robert Sullivan and Michael Shamosh are serving as co-portfolio managers of the Fund. The Interim Advisory Agreement is not required to be approved by the shareholders of the Fund and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board or SCM, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A.	SCM will provide investment management services to the Fund for up to 150 days following the Effective Date of the Interim Advisory Agreement. If the New Advisory Agreement is not approved within 150 days following the Effective Date, SCM will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. If the New Advisory Agreement is not approved within the 150-day period, the Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by Fund shareholders, or the liquidation of the Fund.

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Q. How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR the New Advisory Agreement. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposal.”

Q. Will the Fund pay for the proxy solicitation and related legal costs?

A.	The Fund will be responsible for paying for proxy solicitation and related legal costs. Neither the Fund nor the Adviser anticipate retaining a proxy solicitation firm to assist with proxy solicitation.

Q. Do I have to attend the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you attend the Shareholder Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 5:00 p.m. on September 30, 2016.

Q. How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card:
•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card;
•	Through the Internet, using the website address on the enclosed proxy card; or
•	In person at the Shareholder Meeting.
Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.	Please contact us, toll free, at 1-800-949-2583.
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West Shore Real Return Fund

A Series of Two Roads Shared Trust

17605 Wright Street, Suite 2

Omaha, NE 68130

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of West Shore Real Return Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), will be held at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on October 3, 2016, at 3:00 PM, Eastern time, for the purpose of voting on the following proposal and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Satuit Capital Management, LLC (“SCM” or the “Adviser”).

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR the proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on August 10, 2016 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The shareholders of the Fund will vote together as a single class on the proposal.

By Order of the Board of Trustees,

Mark D. Gersten

Chairman, Board of Trustees

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on October 3, 2016. This Proxy Statement is available on the Internet at proxyonline.com/docs/westshore2016.pdf.

TABLE OF CONTENTS

Page 3	Proposal -Approval of New Investment Advisory Agreement
Page 7	Board Approval and Recommendation of the Proposal
Page 10	Additional Information
Exhibit A	Form of New Investment Advisory Agreement

West Shore Real Return Fund

A Series of Two Roads Shared Trust

17605 Wright Street, Suite 2

Omaha, NE 68130

________________________

PROXY STATEMENT

________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of West Shore Real Return Fund (the “Fund”) to be held on October 3, 2016, at 3:00 p.m., Eastern Time, at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about August 24, 2016, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by the Fund.

The Board has fixed the close of business on August 10, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 3,392,260.31 issued and outstanding Shares of the Fund.

Annual and Semi-Annual Report. Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of the Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to West Shore Real Return Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling toll-free: 1-855-973-8637.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on OCTOBER 3, 2016. This Proxy Statement is available on the Internet at PROXYONLINE.COM/DOCS/WESTSHORE2016.PDF.

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A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposal to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to the proposal. The shareholders of the Fund will vote together as a single class on the proposal.

Proposal		Shareholders Solicited
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Satuit Capital Management, LLC.	All shareholders of the Fund as of the Record Date

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

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PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and Satuit Capital Management, LLC (“SCM” or the “Adviser”).

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and SCM. The New Advisory Agreement, which was approved by the Board on June 27, 2016, contains substantially similar terms with respect to the services to be provided by SCM and the identical fee structure provided under the previous investment advisory agreement between the Trust and West Shore Group, LLC (“West Shore”) with respect to the Fund that was in effect until its expiration on June 30, 2016 (the “Previous Advisory Agreement”). As discussed more fully below, approval of the New Advisory Agreement is necessary due to the change of the Fund’s investment adviser from West Shore to SCM.

Background

At an in-person meeting held on June 27, 2016, the Board, which is composed entirely of Trustees that are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), voted to appoint SCM to replace West Shore as the Fund’s investment adviser. West Shore, the Fund’s then current investment adviser, had advised the Board that it was electing not to renew the Previous Advisory Agreement, which would expire by its terms on June 30, 2016. The Previous Advisory Agreement was dated July 1, 2013 and was last approved by shareholders on November 21, 2013 when it was initially approved by the Fund’s sole shareholder. In connection with the appointment of SCM, the Board approved the New Advisory Agreement for the Fund, subject to approval by the Fund’s shareholders.

Because the Shareholder Meeting would not occur until after the effective date of the expiration of the Previous Advisory Agreement, the Board also approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and SCM (the “Interim Advisory Agreement”) to take effect upon the expiration of the Previous Advisory Agreement in order to avoid disruption of the Fund’s investment management program. The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions. The terms of the Interim Advisory Agreement are substantially the same as those of the Previous Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement.

The Interim Advisory Agreement with SCM became effective on July 1, 2016 (the “Effective Date”). If the New Advisory Agreement for the Fund is not approved within 150 days following the Effective Date, SCM will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the U.S. Securities and Exchange Commission (“SEC”). The Board in such case will consider other

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alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by Fund shareholders, or the liquidation of the Fund.

The Interim Advisory Agreement would terminate upon approval of the New Advisory Agreement by shareholders.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Previous Advisory Agreement with respect to services to be provided by SCM, and the New Advisory Agreement has a fee structure identical to the Previous Advisory Agreement. The material terms of the New Advisory Agreement and Previous Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Previous Advisory Agreement.”

Robert Sullivan, Chief Investment Officer of SCM, and Michael Shamosh, one of the Fund’s portfolio managers under the Previous Advisory Agreement, are the current co-portfolio managers under the Interim Advisory Agreement and will be the co-portfolio managers of the Fund under the New Advisory Agreement. The change in adviser has not resulted in a change in the investment objective of the Fund and is not expected to result in material changes to the day-to-day management and operations of the Fund.

Compensation Paid to the Adviser

Under the New Advisory Agreement, SCM will be entitled to receive an annual fee equal to 1.00% of the Fund’s average daily net assets paid monthly in return for the services provided by SCM as investment adviser to the Fund. The advisory fee is identical to the advisory fee payable under the Previous Advisory Agreement. For the fiscal year ended April 30, 2016, the Fund paid West Shore $315,282 pursuant to the Previous Advisory Agreement, net of fees waived by West Shore pursuant to the expense limitation agreement between West Shore and the Trust, on behalf of the Fund.

Information about the Adviser

SCM was established in 2000 and is a privately held limited liability company that is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of April 30, 2016, SCM had approximately $42.1 million in assets under management. SCM also serves as the investment adviser to Satuit Capital U.S. Emerging Companies Fund, a series of Satuit Capital Management Trust, an SEC-registered open-end management investment company. SCM is owned and controlled by Robert J. Sullivan, its founder, CEO, Chairman and Chief Investment Officer. The Adviser’s principal office is located at 1001 Westhaven Boulevard, Suite 100, Franklin, Tennessee 37064.

Summary of the New Advisory Agreement and the Previous Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory

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Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, SCM will provide investment advisory services to the Fund for the same fee the Fund was obligated to pay under the Previous Advisory Agreement (and under the Interim Advisory Agreement) and under other terms that are substantially similar to the Previous Advisory Agreement, except:

•	The New Advisory Agreement provides that the Adviser will use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Fund;
•	The New Advisory Agreement provides that the obligations of the Trust entered into in the name or on behalf thereof by any of the Trust’s Trustees, representatives or agents are made not individually, but in such capacities and are not binding on any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or the Fund must look solely to the assets of the Trust or the Fund for the enforcement of any claim against the Trust or the Fund; and
•	The New Advisory Agreement provides that the modification of any non-material term in the New Advisory Agreement may be approved by a vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Trustees who are not parties to the New Advisory Agreement or interested persons of any such party.

Advisory Services. Both the New Advisory Agreement and Previous Advisory Agreement state that, subject to the supervision of the Board, the adviser thereunder will provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information. Both advisory agreements also provide that in performing its duties the adviser thereunder will, among other things: (i) comply with the 1940 Act and all rules and regulations thereunder and all other applicable federal and state laws and regulations and any applicable procedures adopted by the Board; (ii) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies and legal requirements; and (iii) provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Management Fees. The New Advisory Agreement and Previous Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to the Adviser.” In addition, SCM has entered into an operating expenses limitation and security agreement with respect to the Fund, which would take effect upon the effective date of the New Advisory Agreement (the “New Expense Limitation Agreement”). Under the New Expense Limitation Agreement, SCM would continue the expense limitations through October 2, 2017 under the same terms as were in effect under West Shore’s previous expense limitation agreement with the Fund (the “Prior Expense Limitation Agreement”). Accordingly, SCM has agreed, in connection with the New Advisory Agreement, to waive all or a portion of its advisory fees and to reimburse certain expenses to the extent required to limit the Fund’s current operating expenses for each class of the Fund to an annual rate, expressed as a percentage of the Fund’s average daily net assets for the month, as set forth below:

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West Shore Real Return Fund	Class A	Class I	Class N	Class R
Expense Limitation	2.15%	1.75%	2.00%	2.25%

Pursuant to both the New Expense Limitation Agreement and the Prior Expense Limitation Agreement, the adviser thereunder may receive in future years on a rolling three-year basis reimbursement from the Fund of any reimbursements made by the adviser to the Fund pursuant to the applicable expense limitation agreement, provided such reimbursement can be achieved within the expense limitations listed above. The New Expense Limitation Agreement will terminate on October 2, 2017, unless it is renewed by the Adviser and the Trust and such continuance is specifically approved at least annually by a majority of the Board, or the New Advisory Agreement is terminated prior to such date, or the expense limitation agreement is otherwise terminated with the consent of the Fund. The New Expense Limitation Agreement, like the Prior Expense Limitation Agreement, may be terminated during its term by the adviser only with approval of the Board.

In connection with the Interim Advisory Agreement, SCM has entered into an interim expense limitation agreement with identical terms as the New Expense Limitation Agreement and the Prior Expense Limitation Agreement, except for its term, which is for no longer than 150 calendar days from its effective date of July 1, 2016.

Duration and Termination. The New Advisory Agreement will continue in effect from the date of execution through October 2, 2018 and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Previous Advisory Agreement provided that it would continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Both the New Advisory Agreement and the Previous Advisory Agreement may be terminated at any time, on sixty (60) days’ written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund), or by the adviser thereunder. In addition, both the New Advisory Agreement and the Previous Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. Except as noted above, the New Advisory Agreement contains provisions identical to the Previous Advisory Agreement related to liability, providing that the adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

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BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

On June 27, 2016, the Board of the Trust (including all of those trustees who are not "interested persons" of the Trust (as such term is defined in the 1940 Act) (the “Independent Trustees”) considered the approval of the Interim Advisory Agreement and the New Investment Advisory Agreement (together, the “Agreements”), each between the Trust and SCM, in order to replace West Shore as the Fund’s investment adviser. West Shore had previously advised the Board of its decision not to renew its investment advisory agreement with the Trust, on behalf of the Fund. The Previous Advisory Agreement with West Shore expired on June 30, 2016.

In connection with the Board’s consideration of the Agreements, the Board received written materials in advance of the meeting (the “Board Materials”), which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by SCM; (ii) a description of SCM’s investment management personnel; (iii) an overview of SCM’s operations and financial condition; (iv) a comparison of the Fund’s advisory fee and estimated overall expenses with those of comparable mutual funds; (v) the anticipated level of profitability from SCM’s fund-related operations; (vi) a description of SCM’s brokerage practices (including any soft dollar arrangements); (vii) SCM’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and continuity of service; and (viii) information regarding the historical performance record of the Fund.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from SCM. The Board discussed with SCM its ability to provide quality investment advisory services to the Fund. During the meeting at which the Board considered the Agreements, the Independent Trustees were advised by, and met, as necessary, in executive session with, their independent legal counsel.

Matters considered by the Board in connection with its approval of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by SCM related to the proposed Agreements with the Trust on behalf of the Fund, including copies of the proposed Interim Advisory Agreement and the New Advisory Agreement; SCM’s Form ADV Parts I and II; a description of the manner in which investment decisions would be made and executed; a review of the financial condition of SCM; an overview of the personnel that would perform services for the Fund; and SCM’s compliance policies and procedures and regulatory history.

In reaching its conclusions, the Board considered the prior experience and qualifications of SCM and its investment personnel, including SCM’s management of other mutual funds, and the fact that Mr. Sullivan has over fifteen years of experience advising mutual funds. The Board considered that Mr. Sullivan had represented that SCM would continue to manage the Fund in a substantially similar fashion to how the Fund was managed by West Shore, including with respect to the Fund’s investment objective, various investment strategies and risks. With respect to SCM’s management of the Fund’s portfolio, the Board considered that SCM had agreed to engage Michael Shamosh, a portfolio manager of the Fund since its inception, as an independent contractor to continue on in his current role following the expiration of the Previous Advisory Agreement. The Board also considered that it had reviewed with SCM the Fund’s investments in certain illiquid securities and,

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coupled with Mr. Shamosh’s experience with the Fund’s portfolio, was comfortable that SCM understands the processes required with respect to such investments. The Board also took into account that SCM had retained an outside compliance consultant to help manage the Adviser’s compliance program. The Board then concluded that SCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures reasonably designed to prevent violations of the federal securities laws to perform its duties under the Agreements and that the nature, overall quality and extent of the advisory services to be provided by SCM to the Fund were satisfactory and reliable.

Performance. The Board noted that SCM had submitted its performance track record for another mutual fund that it manages. Although that other fund’s investment strategy was not comparable to that of the Fund, the Board noted the other fund’s positive long-term performance returns. The Board also considered that because SCM does not expect to make changes in the Fund’s investment strategy and would continue to retain one of the Fund’s current portfolio managers under the Previous Advisory Agreement, the Fund’s performance was a relevant consideration in whether to approve SCM as the Fund’s investment adviser. The Board considered the Fund’s performance for the year to date period ended June 8, 2016 and for the one-year, two-year and since inception (November 21, 2013) periods ended March 31, 2016, as compared to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, the Fund’s primary benchmark index, the Fund’s Morningstar category (World Allocation), and a group of peer funds (the “Peer Group”) selected by SCM that, in SCM’s opinion, offer comparable investment strategies to those of the Fund in that they focus on generating real returns and making investments in real assets. The Board considered that the Fund had underperformed its Morningstar category and benchmark for the year to date period ended June 8, 2016 and for the one-year, two-year and since inception (November 21, 2013) periods ended March 31, 2016, noting however that the Fund’s year to date performance was positive and in the range of the Fund’s benchmark returns. As compared to the Peer Group, the Fund’s year to date return was slightly less than the median of the Peer Group and underperformed the median of the Peer Group for the other periods. The Board took into account SCM’s discussion of the Fund’s performance, including differences in the Fund’s investment strategy from those in its Morningstar category and the Peer Group. The Board concluded that the Fund’s overall performance was satisfactory in view of the Fund’s investment strategy.

Fees and Expenses. As to the costs of the services provided, the Board considered that SCM agreed to charge an advisory fee of 1.00% of the Fund’s average net assets under the Agreements and that such rate is unchanged from the Fund’s prior investment advisory fee. The Board considered the Fund’s advisory fee rate and expense ratio relative to the Fund’s Morningstar category and Peer Group and the advisory fees charged by SCM to the other mutual fund that it manages. The Board found that the Fund’s advisory fee was higher than the mean of each of the Peer Group and Morningstar category but well within the range of fees within each of the Peer Group and Morningstar category. The Board also took into account SCM’s discussion of the advisory fee as compared to its Morningstar category and Peer Group and the differences between the Fund and the other funds in its Peer Group and Morningstar category. In addition, the Board noted that SCM did not manage any comparable accounts and considered that SCM is agreeing to reimburse the Fund’s expenses to continue to limit net annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) to 2.15%, 1.75%, 2.00% and 2.25% of the average net assets of Class A, Class I, Class N and Class R shares of the Fund,

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respectively. The Board concluded that the proposed advisory fee to be paid to SCM under the Agreements was not unreasonable and that the overall expense ratio was acceptable in light of these factors.

Profitability. The Board considered SCM’s expected profitability based on current asset levels and whether such estimated profits were reasonable in light of the services to be provided to the Fund. The Board reviewed an estimated profitability analysis prepared by SCM based on the current assets of the Fund, and noted that based on the estimated costs of managing the Fund, SCM’s anticipated level of profitability from its relationship with the Fund during the initial term of the Agreements would not be excessive.

Economies of Scale. The Board considered whether SCM would realize economies of scale with respect to its management of the Fund. The Board considered a profitability analysis included in the Board Materials, and considered that while expenses of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets grow, at current and expected asset levels, economies of scale are not a relevant consideration at this time. The Board noted that it would revisit potential economies in the future once the Fund has achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by SCM from its association with the Fund. The Board concluded that potential “fall-out” benefits that SCM and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Fund.

Conclusion. The Board, having requested and received such information from SCM as it believed reasonably necessary to evaluate the terms of the Agreements, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the New Advisory Agreement for an initial two-year term and of the Interim Advisory Agreement for a term not to exceed 150 days is in the best interests of the Fund and its shareholders. In considering the proposed Agreements, the Board did not identify any one factor as all important and each Trustee may have deemed different factors more important than others.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

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ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on August 10, 2016 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, the following Shares of each class of the Fund were outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

West Shore Real Return Fund	Shares outstanding and entitled to vote
Class A	1
Class I	3,348,936.70
Class N	1
Class R	43,321.61

Required Vote and Voting Information. The approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a

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subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by the Fund. Neither the Fund nor the Adviser has retained a proxy solicitation firm to assist with the solicitation of proxies. In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons. The estimated costs for the Fund’s proxy solicitation and related legal costs are approximately $29,000.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Name of Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class A	Stephen Cordasco 1717 Arch Street, 39th Floor Philadelphia, PA 19103	1	100%
Class N	Joseph Jastrzembski 108 Harvest Road Cherry Hill, NJ 08002	11,830.40	27.31%
Class N	Samuel Uptain 1514 Locst Circle Huntsville, AL 35801	7,601.57	17.55%
Class N	Glen Rickards 238 Ohio Avenue Villas, NY 08251	4,866.66	11.32%
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Class N	Cherylyn Heikoop 310 Garver Lane Los Alamos, NM 87544	4,902.66	11.32%
Class N	Robert O. Kringle 2656 Plow Road Birdsboro, PA 19508	3,505.31	8.09%
Class R	Stephen Cordasco 1717 Arch Street, 39th Floor Philadelphia, PA 19103	1	100%

As of the Record Date, there were no principal owners or control persons of Class I shares.

As of the Record Date, the Trustees and Officers, as a group, owned less than 1% of the outstanding Shares of the Fund and each class of the Fund.

Investment Adviser. Satuit Capital Management, LLC, located at 1001 Westhaven Boulevard, Suite 100, Franklin, Tennessee 37064, currently serves as the Fund’s investment adviser under the Interim Advisory Agreement. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of the any class of securities of SCM or any other person directly or indirectly controlling, controlled by, or under common control with SCM.

The following table sets forth the name, position and principal occupation of each executive officer and each director of SCM as of August 24, 2016 and their current positions with the Trust, if any. Each individual’s address is c/o Satuit Capital Management, LLC, 1001 Westhaven Boulevard, Suite 100, Franklin, Tennessee 37064.

Name	Principal Occupation with Adviser	Position with Trust
Robert J. Sullivan	CEO, Chairman and Chief Investment Officer	None
David D. Jones	Chief Compliance Officer	None

Robert J. Sullivan owns 75.1% of SCM and is located at 1001 Westhaven Boulevard, Suite 100, Franklin, Tennessee 37064. Commonwealth Capital Management owns 24.9% of SCM and is located at 8730 Stony Point Parkway, Building III, Suite 205, Richmond, Virginia 2325. Commonwealth Capital Management is a silent, non-operational partner.

Cayman Subsidiary. The Fund invests in the West Shore Real Return Income (Cayman) Fund, Ltd. (the "Subsidiary"), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands in order to gain exposure to, primarily, private investment funds that invest in instruments that may include raw materials, precious metals, collectibles, and other commodity-linked investments. The Fund is currently the sole shareholder of its Subsidiary and the Subsidiary is overseen by its own board of directors. The Subsidiary is not an investment company registered under the 1940 Act.

Prior to July 1, 2016, West Shore served as the Subsidiary's investment adviser pursuant to an investment advisory agreement between West Shore and the Subsidiary (the "Prior Cayman Advisory Agreement"). If Fund shareholders approve the New Advisory Agreement, it is expected that SCM will enter into a new investment advisory agreement with the Subsidiary on substantially the same terms as the Prior Cayman Advisory Agreement except for certain provisions relating to the date and term of the agreement.

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Pursuant to the Prior Cayman Advisory Agreement, which provided that West Shore would proportionally waive advisory fees charged to either the Fund or to the Subsidiary to avoid double charging on the same assets, West Shore waived the entire management fee it received from the Subsidiary. Any new investment advisory agreement between the Subsidiary and the Adviser would contain the same provision.

Administrator and Principal Underwriter. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s administrator, transfer agent, fund accountant and custody administrator. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Advisory Agreement is approved.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ended April 30, 2016.

Annual and Semi-annual Reports. Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to the West Shore Real Return Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling toll-free: 1-855-973-8637.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the Fund at c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska, 68130 or calling toll-free at: 1-888-227-9349.

Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the

13

correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at West Shore Real Return Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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PROXY CARD

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-949-2583 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

West Shore Real Return Fund

A SERIES OF THE TWO ROADS SHARED TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2016

The undersigned, revoking prior proxies, hereby appoints Andrew Rogers, Jim Colantino and Richard Malinowski, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of West Shore Real Return Fund (the "Fund") to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on October 3, 2016, at 3:00 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-949-2583**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 3, 2016. The proxy statement for this meeting is available at:

proxyonline.com/docs/westshore2016.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

West Shore Real Return Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Satuit Capital Management, LLC	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this ____ day of ______________, 2016 by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and Satuit Capital Management, LLC (the “Adviser”). This Agreement will confirm the agreement between the Trust and Adviser as follows:

1.         The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the series listed in Exhibit A of this Agreement (each referred to herein as the “Fund” or collectively as the “Funds”). The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2.      The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.    (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

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4.  (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for each Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for each Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub-advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (c) if one or more investment sub-advisers are appointed with respect to a Fund, monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (d) place orders to purchase and sell investments for each Fund; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

In performing its investment management services to the Funds under the terms of this Agreement, the Adviser will provide the Funds with ongoing investment guidance and policy direction.

The Adviser further agrees that, in performing its duties for each Fund hereunder, it will:

(a)                comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(b)               use reasonable efforts to manage the Portfolio so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c)                place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(d)               furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

17

(e)                make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)                meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

(g)	immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h)   in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information; and

(i)     use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund.

5.    (a) The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Funds as described in this Agreement.

(b) The terms “Two Roads Shared Trust” and “trustees” refer, respectively, to the trust created and the Trust’s trustees, as trustees but not individually or personally, acting from time to time under the Trust’s Agreement and Declaration of Trust to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “Two Roads Shared Trust” entered into in the name or on behalf thereof by any of the Trust’s trustees, representatives or agents are made not

18

individually, but in such capacities and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

6.     In consideration of the services to be rendered by the Adviser under this Agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund’s Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the Trust’s Prospectus.

7.      (a) This Agreement shall become effective as of the date written above, and shall become effective with respect to each Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. The Agreement shall continue in effect with respect to each Fund for a period of two years and shall continue thereafter only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

(c) The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party.

8.         Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a

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similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.          The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10.     It is understood that the names “Satuit Capital Management, LLC” or “Satuit” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds may use such names (or derivatives or logos) only as permitted by the Adviser.

11.     Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 1001 Westhaven Boulevard, Suite 100, Franklin, Tennessee 37064, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or to such other address or to such individual as shall be specified by the Trust.

12.              This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.              This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a)                If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b)               The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the ___ day of ___________________, 2016.

TWO ROADS SHARED TRUST,

On behalf of West Shore Real Return Fund

By:
Name: Andrew Rogers

Title: President

SATUIT CAPITAL MANAGEMENT, LLC

By:
Name: Robert Sullivan

Title: Chief Investment Officer

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Investment Advisory Agreement

EXHIBIT A

Two Roads Shared Trust

Satuit Capital Management, LLC

Fund	Investment Advisory Fee	Effective Date
West Shore Real Return Fund	1.00%